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                                                                    Exhibit 10.3

                               INPHONIC.COM, INC.
             SERIES B CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

         This Series B Convertible Preferred Stock Purchase Agreement (the "Agreement") is entered into as of February 7th, 2000, by and among InPhonic.com, Inc., a Delaware corporation (the "Company"), Sterling Communication, Inc., a wholly owned subsidiary of the Company ("Sterling"), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").

                                    Recitals

         Whereas, the Company has authorized the sale and issuance of an aggregate of Two Million Two Hundred Eighty-Two Thousand Six Hundred Eighty-Four (2,282,684) shares of its Series B Convertible Preferred Stock, par value $0.01 per share (the "Shares");

         Whereas, Purchasers desire to purchase the Shares on the terms and conditions set forth herein; and

         Whereas, the Company desires to issue and sell the Shares to Purchasers on the terms and conditions set forth herein;

         Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.    Agreement to Sell and Purchase.

               1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (a) the sale and issuance to Purchasers of the Shares and (b) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit B (the "Certificate of Incorporation").

               1.2 Sale and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to each Purchaser, severally and not jointly, and each Purchaser agrees to purchase from the Company, severally and not jointly, the number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of $1.117106003284 per share.

         2.    Closing, Delivery and Payment.

               2.1 Initial Closing. The initial closing of the sale and purchase of the Shares under this Agreement (the "Initial Closing") shall take place at 10:00 a.m. on the date hereof, at

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the offices of Cooley Godward LLP, 2002 Edmund Halley Drive, Suite 300, Reston,
Virginia 20191 or at such other time or place as the Company and Purchasers may mutually agree.

         2.2 Delivery. At the Initial Closing or at the Subsequent Closing (as defined in Section 2.3), subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased at the Initial Closing or the Subsequent Closing, as applicable, by such Purchaser, against payment of the purchase price therefor by check, wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing.

         2.3 Subsequent Sales of Shares. At any time on or before thirty (30) days following the Initial Closing, the Company may sell up to the balance of the authorized shares of Series B Preferred Stock not sold at the Initial Closing to such persons and entities as may be approved by the Board of Directors of the Company (including one (1) director designated by Mid-Atlantic Venture Fund III, L.P.); provided, that each Additional Investor shall be required to execute an addendum to this Agreement substantially in the form attached hereto as Exhibit C (the "Addendum"). All such sales shall be made on the terms and conditions set forth in this Agreement, including, without limitation, the representations and warranties by such Purchasers as set forth in Section 4. All shares sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement and any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. The subsequent closing of the sale and purchase of the Shares pursuant to this
Section 2.3 (the "Subsequent Closing") shall take place at the offices of Cooley Godward LLP, 2002 Edmund Halley Drive, Suite 300, Reston, VA 20191 or at such other place as the Company and the Additional Investors may mutually agree.

     3.  Representations and Warranties of the Company. For purposes of this
Section 3, all references to the Company shall include Sterling (other than Sections 3.1, 3.3, 3.5, 3.16, 3.17, 3.21, 3.22, and 3.23). Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchasers at the Initial Closing or the Subsequent Closing, as applicable, specifically identifying the relevant Section hereof, the Company hereby represents and warrants to each Purchaser as of the date of the Initial Closing and the Subsequent Closing, as applicable, as follows:

         3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as Exhibit D (the "Investor Rights Agreement"), the Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit E (the "Co-Sale Agreement"), the Voting Agreement in the form attached hereto as Exhibit F (the "Voting Agreement"), the Employment Agreement in the form attached hereto as Exhibit G (the "Employment Agreement"), and the Stock Restriction Agreement in the form attached hereto as Exhibit L (the "Stock Restriction Agreement") (collectively, the "Related Agreements"), to issue and sell the Shares and the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Certificate of Incorporation and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in

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all jurisdictions in which the nature of its activities and of its properties
(both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

         3.2 Subsidiaries. The Company does not own or control any equity security or other interest of any other corporation, limited partnership or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         3.3   Capitalization; Voting Rights.

               (a) The authorized capital stock of the Company, immediately prior to the Closing, will consist of 20,000,000 shares of Common Stock, par value $0.01 per share, 9,747,962 shares of which are issued and outstanding and 1,481,954 shares of which are reserved for future issuance to employees pursuant to the Company's 1999 Stock Incentive Plan and 2,951,466 shares of Preferred Stock, 668,782 of which have been designated Series A Preferred Stock, and 2,282,684 of which will have been designated as Series B Preferred Stock.

               (b) All issued and outstanding shares of the Company's Common Stock and Preferred Stock (a) have been duly authorized and validly issued to the persons listed on Exhibit H hereto, (b) are fully paid and nonassessable, and (c) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

               (c) The rights, preferences, privileges and restrictions of the Shares are as stated in the Certificate of Incorporation. Each series of Preferred Stock is convertible into Common Stock on a one-for-one basis subject to Adjustment (as defined in the Certificate of Incorporation). The Conversion Shares have been duly and validly reserved for issuance. Other than the 1,481,954 shares reserved for issuance under the Company's 1999 Stock Incentive Plan, and except as may be granted pursuant to the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Of the shares of Common Stock reserved for issuance under the Company's 1999 Stock Incentive Plan, (i) options to purchase 388,000 shares have been granted and are currently outstanding, and (ii) 1,093,954 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to such 1999 Stock Incentive Plan. When issued in compliance with the provisions of this Agreement and the Certificate of Incorporation, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares and the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

               (d) No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities or rights to purchase equity securities provides for acceleration or other changes in the vesting provisions or other terms of such agreement or understanding as the result of any merger, consolidated sale of stock or assets, change in control or any other transaction(s) by the Company.

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         3.4   Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Initial Closing and the Subsequent Closing, as applicable, and the authorization, sale, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate of Incorporation has been taken or will be taken prior to the Initial Closing and the Subsequent Closing, as applicable. The Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights,
(b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions in Section 2.9 of the Investor Rights Agreement may be limited by applicable laws. The sale of the Shares and the subsequent conversion of the Shares into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         3.5 Financial Statements. The Company has made available to each Purchaser its unaudited balance sheet as at November 30, 1999 (the "Statement Date") and unaudited consolidated statement of income and cash flows for the eleven month period ending on the Statement Date (collectively, the "Financial Statements"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of November 30, 1999 and the Statement Date; provided, however, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and do not contain all footnotes required under generally accepted accounting principles.

         3.6 Liabilities. The Company has no material liabilities and, to the best of its knowledge, knows of no material contingent liabilities not disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

         3.7   Agreements; Action.

               (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $10,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business), or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting the development, manufacture or

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distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale or license agreements entered into in the ordinary course of business).

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to dividend obligations, distributions, indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $10,000 or, in the case of indebtedness and/or liabilities individually less than $10,000 or in excess of $25,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up, of the Company.

         3.8 Obligations to Related Parties. There are no obligations of the Company to officers, directors, shareholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). None of the officers, directors or shareholders of the Company, or any members of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, except that officers, directors and/or shareholders of the Company may own stock in publicly traded companies which may compete with the Company. No officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

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             3.9   Changes. Since the Statement Date, there has not been to the
Company's knowledge:

                   (a) Any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition, operations or prospects of the Company;

                   (b) Any resignation or termination of any officer or key employee of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer or key employee;

                   (c) Any material change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                   (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

                   (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

                   (f) Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business;

                   (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or shareholder;

                   (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

                   (i)  Any labor organization activity;

                   (j) Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                   (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                   (l) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

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                   (m)  Any other event or condition of any character that,
either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company; or

                   (n) Any arrangement or commitment by the Company to do any of the acts described in subsection (a) through (m) above.

             3.10 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company, and (c) those that have otherwise arisen in the ordinary course of business. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

             3.11  Patents and Trademarks.

                   (a) The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                   (b) The Company is not aware of any allegations that the Company has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

                   (c) The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business as presently proposed to be conducted. Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as presently proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made

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prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

             (d) The Company is not aware of any claims by any other person or entity contesting the validity, enforceability, use or ownership of any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted. The Company is not aware of any infringement or misappropriation by any other person or entity with respect to any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted.

       3.12  Compliance with Other Instruments.

             (a) The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ. The execution, delivery, and performance of and compliance with this Agreement, and the Related Agreements, and the issuance and sale of the Shares pursuant hereto and of the Conversion Shares pursuant to the Certificate of Incorporation, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

             (b) The Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement to which the Company is a party if such loss would have a material adverse effect on the assets, condition, affairs, or prospects of the Company, financially or otherwise.

       3.13 Litigation. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened against the Company or its officers that questions the validity of this Agreement, or the Related Agreements or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for any of the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government

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agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

       3.14 Tax Returns and Payments. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company on or before the Initial Closing and the Subsequent Closing, as applicable, have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

       3.15 Employees. The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to the Company's knowledge, threatened with respect to the Company. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.

       3.16 Assignment of Inventions, Non-Disclosure and Non-Competition Agreements. Each former and current employee, officer and consultant of the Company has executed an Assignment of Inventions, Non-Disclosure and Non-Competition Agreement in the form of Exhibit I attached hereto. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of inventions pursuant to such employee, officer or consultant's Assignment of Inventions, Non-Disclosure and Non-Competition Agreement.

       3.17 Obligations of Management. Each officer of the Company is currently devoting one hundred percent (100%) of his or her business time to the conduct of the business of the Company. The Company is not aware that any officer or key employee of the Company is planning to work less than full time at the Company in the future. No officer or key employee is currently working or, to the Company's knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

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       3.18  Registration Rights and Voting Rights.

             (a) Except as required pursuant to the Investor Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.1 of the Investor Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

             (b) To the Company's knowledge, except as contemplated in the Voting Agreement, no shareholder of the Company has entered into any agreement with respect to the voting of equity securities of the Company.

       3.19 Compliance with Laws; Permits. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares or the Conversion Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Initial Closing and the Subsequent Closing, as applicable, as will be filed in a timely manner. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.

       3.20 Environmental and Safety Laws. To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge after reasonable investigation, by any other person or entity on any property owned, leased or used by the Company. For the purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials, or (b) any petroleum products or nuclear materials.

       3.21 Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any

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agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws.

          3.22 Full Disclosure. The Company has provided the Purchasers with all information requested by the Purchasers in connection with their decision to purchase the Shares, including all information the Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the Exhibits hereto, the Related Agreements nor any other document delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding the foregoing, the Business Plan, dated November 1999 (the "Business Plan") provided to each of the Purchasers was prepared by the management of the Company in a good faith effort to describe the Company's presently proposed business and products and the markets therefor. The assumptions applied in preparing the Business Plan appeared reasonable to management as of the date thereof and as of the date hereof; however, there is no assurance that these assumptions will prove to be valid or that the objectives set forth in the Business Plan will be achieved. To the Company's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, liabilities, financial condition, prospects or operations of the Company that have not been set forth in the Agreement, the Exhibits hereto, the Related Agreements or in other documents delivered to Purchasers or their attorneys or agents in connection herewith.

          3.23 Minute Books. The minute books of the Company made available to the Purchasers contain a complete summary of all meetings of directors and shareholders since the time of incorporation.

          3.24 Real Property Holding Corporation. The Company is not a real property holding corporation within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code") and any regulations promulgated thereunder.

          3.25 Insurance. The Company has general business liability, fire and casualty insurance policies with coverage customary for companies similarly situated to the Company.

          3.26 Tax Elections. The Company has not elected to be treated as an "S" corporation or a collapsible corporation pursuant to Section 341(f) or
Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a material adverse effect on the Company, its financial condition, its business as presently conducted or its present properties or material assets.

          3.27 Year 2000 Compatibility. All of the Company's proprietary software has been designed and tested for use before, during and after January 1, 2000, and will, when used in accordance with its documentation, operate (i.e., receive, record, store, process, calculate, manipulate and output dates) during such period without error or ambiguity relating to calendar date data, including, without limitation, any error relating to or resulting from calendar date data that represent or references different centuries or more than one century or leap years; provided, however, that the foregoing warranty shall not apply to the extent that any failure properly to so operate arises from the incorrect operation of non-Company software or the incorrect or ambiguous input of data to the Company software.

     4. Representations And Warranties Of The Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Initial Closing or the Subsequent Closing, as applicable. Upon their execution and delivery, this Agreement and the Related Agreements will be valid and binding obligations of Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable laws.

          4.2 Investment Representations. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                 (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                 (b) Acquisition for Own Account. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                 (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

                 (d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                 (e) Company Information. Purchaser has received and read the Financial Statements and Business Plan and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

                 (f) Rule 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                 (g) Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Exhibit A; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on Exhibit A.

          4.3 Transfer Restrictions. Each Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

     5. Conditions To Closing.

          5.1 Conditions to Purchasers' Obligations at the Closing. Each of the Purchasers' obligations to purchase the Shares at the Initial Closing or the Subsequent Closing, as applicable, are subject to the satisfaction, at or prior to such date, of the following conditions:

                 (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct as of the Initial Closing or the Subsequent Closing, as applicable, with the same force and effect as if they had been made as of such date and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to such date; provided, however, the Company shall provide an updated Schedule of

Exceptions to the representations and warranties made by the Company in Section 3 hereof at the Subsequent Closing.

                 (b) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Initial Closing or the Subsequent Closing, as applicable).

                 (c) Filing of Certificate of Incorporation. The Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Initial Closing or the Subsequent Closing, as applicable.

                 (d) Corporate Documents. The Company shall have delivered to Purchasers or their counsel, copies of all corporate documents of the Company as Purchasers shall reasonably request.

                 (e) Reservation of Conversion Shares. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                 (f) Compliance Certificate. The Company shall have delivered to the Purchasers a Compliance Certificate, executed by the President of the Company, dated the Initial Closing, to the effect that the conditions specified in subsections (a), (b), (c) and (e) of this Section 5.1 have been satisfied.

                 (g) Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Investor Rights Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Investor Rights Agreement.

                 (h) Right of First Refusal and Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Co-Sale Agreement.

                 (i) Voting Agreement. The Voting Agreement shall have been executed and delivered by the parties thereto. The stock certificates representing the shares subject to the Voting Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Voting Agreement.

                 (j) Employment Agreement. The Employment Agreement shall have been executed and delivered by the parties thereto. The stock certificate representing the shares subject to the Employment Agreement shall have been delivered to the Secretary of the

Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Employment Agreement.

                 (k) Stock Restriction Agreement. The Stock Restriction Agreement shall have been executed and delivered by the parties thereto. The stock certificate representing the shares subject to the Stock Restriction Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth in the Stock Restriction Agreement.

                 (l) Board of Directors. Upon the Initial Closing, the authorized size of the Board of Directors of the Company shall be seven (7) members and the Board shall consist of, Thomas A. Smith, David A. Steinberg, John Sculley, Thomas Davidson, Sr., John M. LaPides, Robert S. Adelson and one
(1) individual to be designated after the date hereof pursuant to the Voting Agreement.

                 (m) Legal Opinion. The Purchasers shall have received from legal counsel to the Company an opinion addressed to them, dated as of the Initial Closing, in substantially the form attached hereto as Exhibit J.

                 (n) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

                       (1) Certified Charter Documents. A copy of the Company's Certificate of Incorporation (certified by the Delaware Secretary of State) and Bylaws, as amended, certified by the Secretary of the Company as true and correct as of each Closing.

                       (2) Secretary's Incumbency Certificate. A certificate of the Secretary or an Assistant Secretary or other officer of the Company certifying the names of the officers of the Company authorized to sign this Agreement and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers.

                       (3) Corporate Actions. A copy of the resolutions of the Board of Directors and, if required, the stockholders of the Company evidencing the approval of this Agreement and the Related Agreements, the election of the Board of Directors and the other matters contemplated hereby, certified by the Secretary of the Company to be true, complete and correct.

                       (4) Good Standing Certificate. A good standing certificate issued by the Delaware Secretary of State and any other state where the Company is qualified to do business dated within fifteen (15) days prior to the Initial Closing.

                 (o) Assignment of Inventions, Non-Disclosure and Non-Competition Agreement. The Company and each of its former and current employees, officers and consultants, shall have entered into the Assignment of Inventions, Non-Disclosure and Non-Competition Agreement.

                 (p) Due Diligence. The Purchasers shall have completed, to their sole satisfaction, their due diligence review of the Company.

                 (q) "Key Man" Life Insurance. The Company shall have obtained "key man" life insurance in the amount of $4,000,000 on the life of David A. Steinberg, with $2,000,000 of proceeds payable to the Company and $2,000,000 of proceeds payable to the estate of David A. Steinberg.

                 (r) Domain Transfer Agreement. The Domain Transfer Agreement in the form attached hereto as Exhibit M shall have been executed and delivered by the parties thereto.

                 (s) Amended and Restated Bylaws. The Company shall have duly adopted the Amended and Restated Bylaws in the form attached hereto as Exhibit N.

          5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at the Initial Closing or the Subsequent Closing, as applicable, to each Purchaser is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                 (a) Representations and Warranties True. The representations and warranties in Section 4 made by such Purchaser shall be true and correct at the date of the Initial Closing or the Subsequent Closing, as applicable, with the same force and effect as if they had been made on and as of said date; provided, however, the Company shall provide an updated Schedule of Exceptions to the representations and warranties made by the Company in Section 3 hereof at the Subsequent Closing.

                 (b) Performance of Obligations. Such Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by such Purchaser on or before the Initial Closing or the Subsequent Closing, as applicable.

                 (c) Filing of Certificate of Incorporation. The Certificate of Incorporation shall have been filed with the Secretary of State of the State of Delaware.

                 (d) Investor Rights Agreement. The Investor Rights Agreement shall have been executed and delivered by such Purchaser.

                 (e) Co-Sale Agreement. The Co-Sale Agreement shall have been executed and delivered by such Purchaser.

                 (f) Voting Agreement. The Voting Agreement shall have been executed and delivered by such Purchaser.

                 (g) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Initial Closing or the Subsequent Closing, as applicable).

          5.3    Covenants of the Company.

                 (a) Within 30 days of the Initial Closing, the Company hereby covenants and agrees to take all action necessary to enter into a Fulfillment Agreement (the "Fulfillment Agreement") with Sterling Cellular, Inc., a Maryland corporation ("Sterling Cellular") with respect to product fulfillment by the Company of orders taken by Sterling Cellular during the term of such agreement. The Fulfillment Agreement shall be entered into on an arms' length basis and shall include, without limitation, the matters summarized on Exhibit K.

                 (b) In the event for any reason the Fulfillment Agreement is not entered into prior to such 30-day period, the Purchasers shall have the right (but not the obligation) to sell to the Company all of, or a portion of, the Shares. The price per share at which such Shares are to be re-purchased by the Company shall be equal to the price per share paid by the Purchaser pursuant to Section 1.2 hereof plus all accrued but unpaid dividends through the date of such re-purchase. In connection with the exercise of the put option created hereby, each Purchaser shall deliver to the Company the certificate or certificates representing the Shares to be sold, each certificate to be properly endorsed for transfer.

     6. Miscellaneous.

          6.1 Governing Law. This Agreement shall be construed under Delaware General Corporation Law as to matters of corporate law and, as to all other matters of law, shall be governed and construed under the laws of the State of Maryland as such laws are applied to agreements between Maryland residents entered into and performed entirely in Maryland.

          6.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          6.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          6.4 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          6.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          6.6    Amendment and Waiver.

                 (a) This Agreement may be amended or modified only by the written consent of the Company and holders of at least fifty-one percent (51%) of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                 (b) The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written consent of the holders of at least fifty-one percent (51%) of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

                 (c) The sale of Shares pursuant to Section 2.3 and the execution and delivery of the Addendum shall not be deemed an amendment or modification to this Agreement.

          6.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate of Incorporation, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate of Incorporation or any waiver on such party's part of any provisions or conditions of the Agreement, the Related Agreements, or the Certificate of Incorporation must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate of Incorporation, the Bylaws, or otherwise afforded to any party, shall be cumulative and not alternative.

          6.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to a Purchaser at the address set forth on Exhibit A attached hereto or at such other address as the Company or such Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

          6.9 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement. The

Company shall, at the Initial Closing and within a reasonable time after the Subsequent Closing, if applicable, reimburse the reasonable fees and expenses of special counsel for the Purchasers, Cooley Godward LLP, not to exceed $25,000, incurred in connection with the negotiation, execution, delivery and performance of this Agreement, the Related Agreements and the transactions contemplated by such agreements.

          6.10 Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          6.11 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          6.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          6.13 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein, other than Davidson Capital Group LLC, to whom the Company shall issue 538,893 shares of the Common Stock of the Company. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

          6.14 Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Shares and Conversion Shares.

          6.15 Confidentiality. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement or the Related Agreements, discussions or negotiations relating to this Agreement or the Related Agreements, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

          6.16 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

          6.17 Ongoing Expenses. Following the Initial Closing, reasonable out-of-pocket expenses incurred by the Purchasers or their representatives on behalf of the Company at its request, including reasonable out-of-pocket expenses associated with attendance at meetings of the Board of Directors, shall be borne by the Company.

          6.18 Mutual Drafting. This Agreement is the result of the joint efforts of the Company and each of the Purchasers, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and there shall be no construction against any party based on any presumption of that party's involvement in the drafting thereof.


                            [SIGNATURE PAGES FOLLOW]

     In Witness Whereof, the parties hereto have executed the Series B Convertible Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

Company:

Inphonic.com, Inc.


By: /s/ David A. Steinberg
   ________________________________________
   David A. Steinberg
   President and Chief Executive Officer

Address: 1101 30/th/ Street, N.W.
         Washington, D.C. 20007


            Series B Convertible Preferred Stock Purchase Agreement

Sterling Communication, Inc. *


By: /s/ David A. Steinberg
   _______________________________________
Print Name:_______________________________
Title:____________________________________

Address:       c/o Inphonic.com, Inc.
               1101 30/th/ Street, N.W.
               Washington, D.C. 20007

                                      22.

Purchasers:

Mid-Atlantic Venture Fund III, L.P.

By: MAVF III Partners, L.P., its General Partner

By: MAVF III GP, Inc., its General Partner


By: /s/ Thomas A. Smith
   ________________________________________________
Print Name:________________________________________
Title:_____________________________________________

                                      23.

RAF NetVentures, L.P.

By: /s/ Robert S. Adelson
   ___________________________________________________
Print Name:___________________________________________
Title:________________________________________________

      ________________
*     Signing for purposes of Section 3 only.

                                      24.